UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2018 (September 20, 2018)

Riot Blockchain, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401,
Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant's telephone number, including area code)

 (Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On September 20, 2018, the Board of Directors (the "Board") approved that certain Amendment to Executive Employment Agreement (the "Amendment"), which Amendment modified the relationship between Riot Blockchain, Inc. (the "Company") and Mr. Christopher Ensey, documenting the recent appointment of Mr. Ensey as the Company's Interim Chief Executive Officer.  The Amendment alters Mr. Ensey's compensation pursuant to his new position as the Company's Interim Chief Executive Officer.  Mr. Ensey had previously served as the Company's Chief Operating Officer pursuant to that certain Executive Employment Agreement (the "Ensey Employment Agreement") previously reported by the Company on its Current Report on Form 8-K dated January 27, 2018.

Pursuant to the Amendment and in consideration for his services to the Company, Mr. Ensey will receive a base salary of $306,000 per annum in accordance with the Company's regular payroll practices.  For each fiscal year during the term of employment, Mr. Ensey shall be eligible to receive a bonus in the amount of up to 100% of his annual base salary, if any, as may be determined from time to time by the Board in its discretion and shall be eligible to participate in any equity-based incentive compensation plan or other equity plan adopted by the Company.  Mr. Ensey also received an award of 24,000 restricted stock units (“RSUs”)pursuant to periodic review by the Board of certain of the Company’s non-employee directors, officers, and employees, which RSUs are convertible into shares of the Company’s Common Stock on a one-for-one basis pursuant to the Riot Blockchain, Inc. Amended & Restated Equity Incentive Plan (the “Plan”), the terms of such Plan have been previously disclosed.

The foregoing description of the Amendment to the Ensey Employment Agreement included herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	Amendment to Executive Employment Agreement dated as of September 20, 2018, by and between Riot Blockchain, Inc., a Nevada Corporation, and Christopher Ensey

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Christopher Ensey
Christopher Ensey
Interim Chief Executive Officer

Date: September 26, 2018